EXHIBIT 99.2










                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                  For the twelve months ended December 31, 2003











                                Table of Contents

I.       Income Statements...................................................  1
II.      Balance Sheets......................................................  2
III.     Property Holdings...................................................  3
IV.      Properties by Location.............................................. 12
V.       Lease Rollover Schedules............................................ 13
VI.      Mortgages and Notes Payable......................................... 15
VII.     Revenue by Tenant Industry.......................................... 19
VIII.    Other Revenue Data.................................................. 20

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                          Three Months Ended                   Twelve Months Ended
                                                                             December 31,                          December 31,
                                                                       2003               2002               2003              2002
                                                                       ----               ----               ----              ----
Revenues:
      Rental                                                    $    29,679        $    24,135        $   111,658        $   91,606
      Equity in earnings of non-consolidated entities                 1,564              1,248              5,734             5,079
      Advisory fees                                                     718                  -              1,401                 -
      Interest and other                                                215                353              1,727             1,647
                                                                -----------        -----------        -----------        ----------
                                                                     32,176             25,736            120,520            98,332
                                                                -----------        -----------        -----------        ----------
Expenses:
      Interest                                                        8,182              8,693             34,881            33,161
      Debt satisfaction charges                                        (119)               345              7,566               345
      Depreciation                                                    7,149              5,758             27,110            21,049
      General and administrative                                      2,661              1,610             10,043             5,728
      Property operating                                              1,066                603              3,882             2,347
      Amortization                                                      632                447              2,226             1,812
                                                                -----------        -----------        -----------        ----------
                                                                     19,571             17,456             85,708            64,442
                                                                -----------        -----------        -----------        ----------

Income from continuing operations before minority interests          12,605              8,280             34,812            33,890
Minority interests                                                    1,299              1,373              3,965             5,386
                                                                -----------        -----------        -----------        ----------
Income from continuing operations                                    11,306              6,907             30,847            28,504
                                                                -----------        -----------        -----------        ----------

Discontinued operations:
      Income from discontinued operations                               108                202                611             1,036
      Gains on sales of properties                                    1,027                  -              2,191             1,055
                                                                -----------        -----------        -----------        ----------
      Total discontinued operations                                   1,135                202              2,802             2,091
                                                                -----------        -----------        -----------        ----------
Net income                                                           12,441              7,109             33,649            30,595
Dividends attributable to preferred shares - Series A                     -                  -                  -              (693)
Dividends attributable to preferred shares - Series B                (1,590)                 -             (3,392)                -
                                                                ------------       -----------        -----------        ----------
Net income allocable to common shareholders                     $    10,851        $     7,109        $    30,257        $   29,902
      Depreciation and amortization                                   7,304              5,844             27,634            21,480
      Minority interests-OP Units                                     1,314              1,402              4,039             5,510
      Amortization of leasing commissions                               206                155                812               677
      Joint venture adjustment-depreciation                           1,084              1,212              3,951             4,611
      Gains on sales of properties                                   (1,027)                 -             (2,191)           (1,055)
      Series A preferred dividends                                        -                  -                  -               693
                                                                -----------        -----------        -----------        ----------
Funds from operations                                           $    19,732        $    15,722        $    64,502        $   61,818
                                                                ===========        ===========        ===========        ==========

Rent below GAAP revenue(1)                                      $       772        $       674        $     3,790        $    2,426
                                                                ===========        ===========        ===========        ==========

Per share/unit
      Basic net income                                          $      0.28        $      0.24        $      0.89        $     1.11
      Diluted net income                                        $      0.28        $      0.24        $      0.88        $     1.09
      Funds from operations(2)-basic                            $      0.45        $      0.45        $      1.64        $     1.88
      Funds from operations(2)-diluted                          $      0.45        $      0.45        $      1.63        $     1.86


                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                                                     12/31/03                      12/31/02
                                                                                     --------                      --------

Real estate, at cost                                                               $1,162,395                    $  913,370
Accumulated depreciation                                                             (160,623)                     (134,220)
Investment in non-consolidated entities                                                69,225                        54,261
Properties held for sale - discontinued operations                                     36,478                            --
Cash and cash equivalents                                                              15,923                        12,097
Deferred assets, net                                                                   10,013                         8,168
Rent receivable - current                                                                  --                         3,535
Rent receivable - deferred                                                             24,069                        20,115
Other assets                                                                           49,931                        25,145
                                                                                    ---------                     ---------
                                                                                   $1,207,411                    $  902,471
                                                                                    =========                     =========



Mortgages and notes payable                                                        $  551,385                    $  491,517
Other liabilities                                                                      10,667                        17,323
Prepaid rent                                                                            2,482                            --
Minority interests                                                                     59,220                        56,846
Shareholders' equity                                                                  583,657                       336,785
                                                                                    ---------                     ---------
                                                                                   $1,207,411                    $  902,471
                                                                                    =========                     =========

Common shares                                                                      40,682,001                    30,030,048
Preferred shares-Series B                                                           3,160,000                            --
Operating partnership units                                                         5,430,454                     5,257,365
                                                                                   ----------                    ----------
                                                                                   49,272,455                    35,287,413
                                                                                   ==========                    ==========

1 Equal to the  difference  between  rents  collected and  straight-line  rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate
  Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/03

------------------------------------------------------------------------------------------------------------------------------------

                                                                   2003 Cash       2003 Rental                          Year
                                                                    Revenue          Revenue           Square       Constructed
        Property Location             Tenant (Guarantor)             ($000)          ($000)            Footage        /Renovated
------------------------------------------------------------------------------------------------------------------------------------
   Office
   ------
   295 Chipeta Way               Northwest Pipeline Corp.          $    8,773        $   8,773           295,000        1982
   Salt Lake City, UT

   1600 Viceroy Drive            VarTec Telecom, Inc.                   3,279            3,486           249,452        1986
   Dallas, TX

   9950 Mayland Drive            Circuit City Stores, Inc.              2,859            2,791           288,562        1990
   Richmond, VA

   2750 Monroe Boulevard         Quest Diagnostics, Inc.(2)             2,279            2,554           109,281      1985/2001
   Valley Forge, PA

   1301 California Circle        Artesyn North America, Inc.            2,756            2,548           100,026        1985
   Milpitas, CA                  (Balfour Beatty plc)

   3476 Stateview Boulevard      Wells Fargo Home                       2,539            2,539           169,083        2002
   Fort Mill, SC                 Mortgage (5) (6)

   700 Oakmont Lane              North American Van Lines,                191            2,516           269,715        1989
   Westmont, IL                  Inc. (SIRVA, Inc.)(3) (4)

   13651 McLearen Road           Boeing North American                  2,574            2,477           159,664        1987
   Herndon, VA                   Services, Inc.
                                 (The Boeing Company)

   2211 South 47th Street        Avnet, Inc.                            2,363            2,468           176,402        1997
   Phoenix, AZ

   4200 RCA Boulevard            The Wackenhut Corp.(8)                 2,161            2,149           114,518        1996
   Palm Beach Gardens, FL

   200 Executive Blvd. S         Hartford Fire Insurance Co.            2,166            2,009           153,364        1983
   Southington, CT

   19019 No. 59th Avenue         Honeywell, Inc.                        2,002            1,980           252,300        1985
   Glendale, AZ

   5600 Broken Sound Blvd        Oce Printing Systems USA,              1,695            1,891           143,290      1983/2002
   Boca Raton, FL                Inc.

   401 Elm Street                Lockheed Martin Corp.                  1,870            1,870           126,000      1960/1988
   Marlborough, MA               (Honeywell, Inc.)

   26210 and 26220               Apria Healthcare Group, Inc.           1,603            1,792           100,012        2001
   Enterprise Court
   Lake Forest, CA

   9275 S.W. Peyton Lane         Hollywood Entertainment                1,468            1,531           122,853      1980/1998
   Wilsonville, OR               Corp.

   160 Clairemont Avenue         Allied Holdings, Inc.                  1,546            1,530           112,248        1983
   Decatur, GA

   10419 North 30th Street       Time Customer Service, Inc.            1,373            1,410           132,981        1986
   Tampa, FL                     (Time, Inc.)

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/03

------------------------------------------------------------------------------------------------------------------------------------

                                                                   2003 Cash       2003 Rental                          Year
                                                                    Revenue          Revenue           Square       Constructed
        Property Location             Tenant (Guarantor)             ($000)          ($000)            Footage        /Renovated
------------------------------------------------------------------------------------------------------------------------------------
250 Rittenhouse Circle           Jones Apparel Group                    1,238             1,385          255,019        1982
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.) (1)

400 Butler Farm Road             Nextel Communications of               1,239             1,302          100,632        1999
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

13430 N. Black Canyon            Bull HN Information                    1,077             1,086          137,058      1985/1994
Freeway                          Systems, Inc.
Phoenix, AZ

180 Rittenhouse Circle           Jones Apparel Group                      875               970           96,000        1998
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.)

2300 Litton Lane                 Fidelity Corporate                       899               965           81,744        1987
Hebron, KY                       Real Estate, LLC

16275 Technology Drive           Cymer, Inc.                              840               888           65,755        1989
San Diego, CA                    (Hewlett-Packard)

701 Brookfield Parkway           Verizon Wireless (9)                     796               867          192,884      2000/2001
Greenville, SC

2401 Cherahala Boulevard         Advance PCS, Inc.                        622               822           59,748        2002
Knoxville, TN

421 Butler Farm Road             Nextel Communications of                 695               719           56,515        2000
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

12000 Tech Center Drive          Kelsey-Hayes Company                     702               679           80,230        1988
Livonia, MI

1440 East 15th Street            Cox Communications, Inc.                 408               457           28,591        1988
Tucson, AZ

250 Turnpike Road                Honeywell Consumer                       433               433           57,698        1984
Southborough, MA                 Products

183 Plains Road                  IKON Office Solutions, Inc.              337               337           27,360        1994
Milford, CT

1600 Eberhardt Road              Nextel Communications of                 272               306          108,800        2001
Temple, TX                       Texas, Inc

6455 State Hwy 303 NE            Nextel West Corporation                  190               218           60,200        2001
Bremerton, WA

5200 Metcalf Avenue              Employers Reinsurance                     93                93          320,198      1980/1990/
Overland Park, KS                Corporation                                                                            2003

9201 Stateline                   Employers Reinsurance                     44                44          166,641     1963/1985/
Kansas City, MO                  Corporation                                                                            2003


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/03

------------------------------------------------------------------------------------------------------------------------------------

                                                                   2003 Cash       2003 Rental                          Year
                                                                    Revenue          Revenue           Square       Constructed
        Property Location             Tenant (Guarantor)             ($000)          ($000)            Footage        /Renovated
------------------------------------------------------------------------------------------------------------------------------------
4455 American Way                Bell South Mobility, Inc.                27                29            70,100            1997
Baton Rouge, LA

100 Barnes Road                  Minnesota Mining and                     --                 5            44,400         1978/1985
Wallingford, CT                  Manufacturing Company

1401 & 1501 Nolan Ryan           Siemens Dematic Postal                   --                --           233,783            2003
Parkway                          Automation, L.P.
Arlington, TX

3615 North 27th Avenue           VACANT                                1,742             1,742           179,280         1960/1979
Phoenix, AZ

                                 ----------------------------------------------------------------------------------
                                 Subtotal                          $  56,026         $  59,661         5,497,387

                                 ----------------------------------------------------------------------------------

Industrial
----------

541 Perkins Jones Road           Kmart Corp.                       $    9,359        $   8,932         1,700,000            1982
Warren, OH

3501 West Avenue H               Michaels Stores, Inc.                  3,223            3,304           762,775          1998/2002
Lancaster, CA

8305 SE 58th Avenue              Associated Grocers of                  1,872            2,238           668,034            1976
Ocala, FL                        Florida, Inc.

6345 Brackbill Boulevard         Exel Logistics, Inc.                   2,037            1,852           507,000          1985/1991
Mechanicsburg, PA                (NFC plc)

159 Farley Drive                 Harbor Freight Tools                   1,642            1,812           474,473            2001
Dillon, SC                       (Central Purchasing, Inc.)

590 Ecology Lane                 Owens Corning                          1,619            1,619           193,891            2001
Chester, SC

4425 Purks Road                  Lear Technologies LLC                  1,405            1,365           183,717          1989/1998
Auburn Hills, MI                 (Lear Corporation)
                                 (General Motors Corp.)

6 Doughten Road                  Exel Logistics, Inc.                   1,371            1,349           330,000            1989
New Kingston, PA                 (NFC plc)

6500 Adelaide Court              Anda Pharmaceuticals, Inc.               859            1,206           354,676            2002
Groveport, OH                    (Andrx Corporation)

3102 Queen Palm Drive            Time Customer Service, Inc.              956            1,010           229,605            1986
Tampa, FL                        (Time, Inc.)

2280 Northeast Drive             Ryder Integrated                         998            1,004           276,480          1996/1997
Waterloo, IA                     Logistics, Inc.
                                 (Ryder Systems, Inc.)

245 Salem Church Road            Exel Logistics, Inc.                   1,017            1,000           252,000            1985
Mechanicsburg, PA                (NFC plc)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/03

------------------------------------------------------------------------------------------------------------------------------------

                                                                   2003 Cash       2003 Rental                          Year
                                                                    Revenue          Revenue           Square       Constructed
        Property Location             Tenant (Guarantor)             ($000)          ($000)            Footage        /Renovated
------------------------------------------------------------------------------------------------------------------------------------
   200 Arrowhead Drive           Owens Corning                           900               985           400,522        1999
   Hebron, OH

   12025 Tech Center Drive       Kelsey-Hayes Company                    975               958           100,000      1987/1988
   Livonia, MI

   3600 Southgate Drive          Sygma Network, Inc.                     933               933           149,500        2000
   Danville, IL

   46600 Port Street             Johnson Controls, Inc.                  847               847           134,160        1996
   Plymouth, MI

   1133 Poplar Creek Road        Corporate Express Office                754               810           196,946        1998
   Henderson, NC                 Products, Inc.
                                 (Buhrmann, N.V.)

   222 Tappan Drive North        The Gerstenslager Company               674               667           296,720        1970
   Mansfield, OH                 (Worthington Industries)

   34 East Main Street           Exel Logistics, Inc.                    664               654           179,200        1981
   New Kingston, PA              (NFC plc)

   450 Stern Street              Johnson Controls, Inc.                  641               641           111,160        1996
   Oberlin, OH

   43955 Plymouth Oaks           Tower Automotive Products               618               618           290,133      1996/1998
   Boulevard                     Company
   Plymouth, MI                  (Tower Automotive, Inc.)

   191 Arrowhead Drive           Owens Corning                           578               605           250,410        2000
   Hebron, OH

   109 Stevens Street            Unisource Worldwide, Inc.               545               588           168,800      1958/1969
   Jacksonville, FL

   904 Industrial Road           Tenneco Automotive                      594               583           195,640      1968/1972
   Marshall, MI                  Operating Company, Inc.
                                 (Tenneco Automotive, Inc.)

   128 Crews Drive               Stone Container Corporation             516               571           185,961      1968/1998
   Columbia, SC

   7500 Chavenelle Road          The McGraw-Hill                         476               538           330,988        2002
   Dubuque, IA                   Companies, Inc.

   1700 47th Avenue North        Owens Corning                           378               378            18,620        2003
   Minneapolis, MN

   7150 Exchequer Drive          Corporate Express Office                346               368            65,043        1998
   Baton Rouge, LA               Products, Inc.
                                 (Buhrmann, N.V.)

   324 Industrial Park Road      SKF USA, Inc.                           363               363            72,868        1996
   Franklin, NC

   187 Spicer Drive              Dana Corporation                        346               341           148,000      1983/1985
   Gordonsville, TN

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/03

------------------------------------------------------------------------------------------------------------------------------------

                                                                   2003 Cash       2003 Rental                          Year
                                                                    Revenue          Revenue           Square       Constructed
        Property Location             Tenant (Guarantor)             ($000)          ($000)            Footage        /Renovated
------------------------------------------------------------------------------------------------------------------------------------
   300 McCormick Road               Ameritech Services, Inc.                255             255           20,000        1990
   Columbus, OH

   1601 Pratt Avenue                Tenneco Automotive                      163             163           53,600        1979
   Marshall, MI                     Operating Company, Inc.
                                    (Tenneco Automotive, Inc.)

   3350 Miac Cove Road              Mimeo.com, Inc. (10)                    175             154          141,359        1987
   Memphis, TN

   2425 Highway 77 North            James Hardie Building                     9               9          425,816      1996/1997
   Waxahachie, TX                   Products, Inc.
                                    (James Hardie Industries NV)

                                    -------------------------------------------------------------------------------
                                    Subtotal                          $  38,108      $   38,720        9,868,097
                                    -------------------------------------------------------------------------------

   Retail
   ------

   2655 Shasta Way                  Fred Meyer, Inc.                  $   1,009      $    1,009          178,204        1986
   Klamath Falls, OR

   Fort Street Mall, King Street    Liberty House, Inc.                     963             971           85,610        1980
   Honolulu, HI

   150 N.E. 20th Street             Fred Meyer, Inc.                        921             921          118,179        1986
   Newport, OR

   35400 Cowan Road                 Sam's Real Estate                       918             918          102,826      1987/1997
   Westland, MI                     Business Trust

   12235 N. Cave Creek              Bally's Health & Tennis                 798             821           36,556        1988
   Phoenix, AZ                      Corporation

   4733 Hills & Dales Road          Scandinavian Health Spa,                698             685           37,214        1987
   Canton, OH                       (Bally Total Fitness Corp.)

   7111 Westlake Terrace            The Home Depot USA,                     772             679           95,000      1980/2001
   Bethesda, MD                     Inc. (7)

   24100 Laguna Hills Mall          Federated Department                    677             673          160,000        1974
   Laguna Hills, CA                 Stores, Inc.

   1160 White Horse Road            Physical Fitness Centers of             820             673           31,750        1987
   Voorhees, NJ                     Philadelphia,  Inc.
                                    (Bally Total Fitness Corp.)

   5917 S. La Grange Road           Bally Total Fitness Corp.               660             542           25,250        1987
   Countryside, IL

   4831 Whipple Avenue, N.W.        Best Buy Co., Inc.                      465             465           46,350        1995
   Canton, OH

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/03

------------------------------------------------------------------------------------------------------------------------------------

                                                                   2003 Cash       2003 Rental                          Year
                                                                    Revenue          Revenue           Square       Constructed
        Property Location             Tenant (Guarantor)             ($000)          ($000)            Footage        /Renovated
------------------------------------------------------------------------------------------------------------------------------------

   3711 Gateway Drive                 Kohl's Dept. Stores, Inc.             435             463           76,164        1994
   Eau Claire, WI

   12535 S.E. 82nd Avenue             Toys "R" Us, Inc.                     431             424           42,842        1981
   Clackamas, OR

   5801 Bridge Street                 Champion Fitness IV, Inc.             511             419           24,990      1977/1987
   DeWitt, NY                         (Bally Total Fitness Corp.)

   399 Peach Wood Centre Drive        Best Buy Co., Inc.                    395             395           45,800        1996
   Spartanburg, SC

   18601 Alder Wood Mall              Toys "R" Us, Inc.                     398             391           43,105        1981
   Boulevard
   Lynwood, WA

   7272 55th Street                   Circuit City Stores, Inc.             393             376           45,308        1988
   Sacramento, CA

   6910 S. Memorial Highway           Toys "R" Us, Inc.                     364             358           43,123        1981
   Tulsa, OK

   2275 Browns Bridge Road            Wal-Mart Stores, Inc.                 328             328           89,199        1984
   Gainesville, GA

   6405 South Virginia Street         Comp USA, Inc.                        336             325           31,400        1988
   Reno, NV

   6475 Dobbin Road                   Offenbacher Aquatics, Inc             103             150           17,100        1983
   Columbia, MD                       Haverty Furniture                       -             158           46,724
                                      Companies, Inc.

   7055 Highway 85 South              Wal-Mart Stores, Inc.                 291             291           81,911        1985
   Riverdale, GA

   9580 Livingston Road               GFS Realty, Inc.                      408             274          107,337        1976
   Oxon Hill, MD                      (Giant Food, Inc.)

   A1 21 South                        Wal-Mart Real Estate                  223             223           56,132        1983
   Jacksonville, AL                   Business Trust

   121 South Center Street            Greyhound Lines, Inc.                 201             201           17,000        1968
   Stockton, CA

   2401 Wooton Parkway                GFS Realty, Inc.                      224             152           51,682        1977
   Rockville, MD                      (Giant Food, Inc.)

   2832 Chandler Mountain Road        Circuit City Stores,Inc.              101             101            9,300        1986
   Lynchburg, VA


                                      -----------------------------------------------------------------------------
                                      Subtotal                        $  13,843      $   13,386        1,746,056
                                      -----------------------------------------------------------------------------
                                      -----------------------------------------------------------------------------
                                      Grand Total                     $ 107,977      $  111,767       17,111,540
                                      -----------------------------------------------------------------------------

   (1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
   (2)  Expense stop on this property is $393 per annum.
   (3) The Company is responsible for real estate taxes for the first year of the lease which was $348.
   (4) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
   (5) Expense stop to be determined on first year anniversary. The Company is responsible for actual expenses from 01/01/03 through 12/31/03 (first year anniversary).
   (6) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
   (7)  The Company has a 33.85% economic interest in this property.
   (8) This is a modified gross lease. Annual net operating expenses for which the Company is responsible approximates $489.
   (9)  Expense stop on this property is $112 per annum.
  (10) Tenant occupies 35,000 square feet and is responsible for all operating expenses.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                          Joint Venture Property Chart
                                    12/31/03


   ---------------------------------------------------------------------------------------------------------------------------------
                                                                       2003 Cash      2003 Rental                         Year
                                                                        Revenue         Revenue         Square         Constructed
   Property Location                  Tenant (Guarantor)                 ($000)         ($000)          Footage        /Renovated
   ---------------------------------------------------------------------------------------------------------------------------------
   Office
   ------

   389-399 Interpace Highway          Aventis Pharmaceuticals, Inc      $ 7,844         $   8,487          340,240         2000
   Morris Corporate Center IV         (Pharma Holdings GmbH)(1)
   Parsippany, NJ

   17 Technology Circle               Blue Cross Blue Shield              6,415             6,930          456,304      1999/2001
   Columbia, SC                       of South Carolina Inc.(2)

   6555 Sierra Drive                  True North Communications           4,009             4,250          247,254         1999
   Irving, TX                         Inc.(1)

   15375 Memorial Drive               Vastar Resources, Inc.(1)           3,437             3,437          327,325         1985
   Houston, TX

   10300 Kincaid Drive                Bank One Indiana, N.A.(1)(4)        3,185             3,287          193,000         1999
   Fishers, IN

   600 International Parkway          First USA Management                2,824             2,921          125,155         1997
   Lake Mary, FL                      Services, Inc.(1)(3)

   550 International Parkway          First USA Management                2,721             2,820          125,920         1999
   Lake Mary, FL                      Services, Inc.(1)(3)

   2000 Eastman Drive                 Structural Dynamic                  2,657             2,790          212,836         1991
   Milford, OH                        Research Corp.(1)

   3701 Corporate Drive               Motorola, Inc.(1)                   2,043             2,043          119,829         2001
   Farmington Hills, MI

   14040 Park Center Road             NEC America, Inc.(1)                1,848             2,025          108,000         1987
   Herndon, VA

   2210 Enterprise Drive              Washington Mutual                   1,635             1,699          177,747         1998
   Florence, SC                       Home Loan, Inc.(5)

   100 Wood Hollow Drive              Greenpoint Mortgage                 1,235             1,357          124,600         2001
   Novato, CA                         Funding, Inc. (6)(7)

   70 Valley Stream Parkway           IKON Office Solutions, Inc(6)         529               534          106,855         1987
   Malvern, PA

   1110 Bayfield Drive                Honeywell International,              119               127          166,575      1980/2002
   Colorado Springs, CO               Inc.(1)

   121 Technology Drive               Heidelberg Web Systems,                --                ---         500,500      1986/2003
   Durham, NH                         Inc. (1) (8)

                                                                     ================================================
                                      Subtotal Office                   $  40,501       $ 42,707         3,332,140
                                                                     ================================================

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                          Joint Venture Property Chart
                                    12/31/03


   ---------------------------------------------------------------------------------------------------------------------------------
                                                                       2003 Cash      2003 Rental                         Year
                                                                        Revenue         Revenue         Square         Constructed
   Property Location                  Tenant (Guarantor)                 ($000)         ($000)          Footage        /Renovated
   ---------------------------------------------------------------------------------------------------------------------------------
   Industrial
   ----------
   101 Michelin Drive                 TNT Logistics North               $ 3,103         $   3,228        1,164,000      1991/1993
   Laurens, SC                        America, Inc.
                                      (TPG N.V.) (1)

   7111 Crabb Road                    TNT Logistics North                 2,078             2,162          752,000      1978/1993
   Temperance, MI                     America, Inc.
                                      (TPG N.V.) (1)

   291 Park Center Drive              Kraft Foods North                   1,420             1,515          344,700         2001
   Winchester, VA                     America, Inc. (1)

   1109 Commerce Boulevard            Linens N Things, Inc. (6)             208               242          262,644         1998

   Logan Township, NJ

                                                                     ================================================
                                      Subtotal Industrial               $ 6,809         $   7,147        2,523,344
                                                                     ================================================

                                                                        $47,310         $  49,854        5,855,484
                                                                     ================================================

(1) The Company has a 33?% economic interest in this property.
(2) The Company has a 40% economic interest in this property.
(3) Cumulative expense stop on these properties is $1,264 per annum.
(4) Expense stop on this property is $768 per annum.
(5) The Company has a 22.73% economic interest in this property.
(6) The Company has a 30% economic interest in this property.
(7) Expense stop on this property is $917 per annum.
(8) Tenant can cancel lease anytime after 9/30/11 with 365 days notice and payment currently of $23,433.

                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                    12/31/03


                                                                                           Historical 12-Months
                                                                                         Ended December 31, 2003
                                                                                         -----------------------
No. of                                Number of      Percent             Square              Rent      Percent of
Locations        Location             Properties(1)  Leased              Feet(2)          ($000's)(1)  Total Rent
-------------------------------------------------------------------------------------------------------------------
 1               Ohio                        10        100%             3,429,888           15,371         11.86%
 2               South Carolina               9        100              3,060,143           12,037          9.28
 3               Florida                      7        100              1,708,303           11,200          8.64
 4               California                   9        100              1,375,476           10,524          8.12
 5               Pennsylvania                 8        100              1,835,355           10,193          7.86
 6               Utah                         1        100                295,000            8,773          6.77
 7               Arizona                      7         78                810,187            8,634          6.66
 8               Virginia                     7        100              1,067,373            8,570          6.61
 9               Michigan                    10        100              2,012,135            7,532          5.81
10               Texas                        6        100              1,592,430            6,363          4.91
11               Illinois                     3        100                444,465            3,991          3.08
12               Oregon                       4        100                462,078            3,885          3.00
13               New Jersey                   3        100                634,634            3,575          2.76
14               Connecticut                  3        100                225,124            2,351          1.81
15               Massachusetts                2        100                183,698            2,303          1.78
16               Georgia                      3        100                283,358            2,149          1.66
17               Iowa                         2        100                607,468            1,542          1.19
18               Maryland                     4        100                317,843            1,413          1.09
19               Tennessee                    3         70                349,107            1,317          1.01
20               North Carolina               2        100                269,814            1,173          0.90
21               Indiana                      1        100                193,000            1,096          0.84
22               Hawaii                       1        100                 85,610              971          0.75
23               Kentucky                     1        100                 81,744              965          0.74
24               Washington                   2        100                103,305              609          0.47
25               Nevada                       2        100                 31,400              566          0.44
26               Wisconsin                    1        100                 76,164              463          0.36
27               New York                     1        100                 24,990              419          0.32
28               Louisiana                    2        100                135,143              397          0.31
29               Minnesota                    1        100                 18,620              378          0.29
30               Oklahoma                     1        100                 43,123              358          0.28
31               Alabama                      1        100                 56,132              223          0.17
32               Canada                       1        100                      -              136          0.10
33               Kansas                       1        100                320,198               93          0.07
34               Missouri                     1        100                166,641               44          0.03
35               Colorado                     1        100                166,575               42          0.03
36               New Hampshire                1        100                500,500               --          --

                 -------------------------------------------------------------------------------------------------
                 Total                      122       98.8%            22,967,024   $      129,656        100.00%
                 -------------------------------------------------------------------------------------------------


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2) Includes properties owned as of December 31, 2003.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                    12/31/03


                                   Office                           Industrial                            Retail
----------------------------------------------------------------------------------------------------------------------------
                       Cash Rental         Net Rent        Cash Rental         Net Rent        Cash Rental         Net Rent
Year                    Revenue(1)           PSF            Revenue(1)           PSF            Revenue(1)           PSF
----------------------------------------------------------------------------------------------------------------------------
2004                    $    1,236           $  11.33       $        -          $      -       $         -         $     -
2005                         6,225              15.94            1,701              3.01                 -               -
2006                         4,256              10.73            6,199              5.21             2,732            6.95
2007                         5,254              14.24           10,739              5.51             1,991           24.28
2008                         4,896              13.57                -                -              3,415           10.39
2009                        14,947              16.37            2,207              3.49             2,418            6.89
2010                        11,402              17.34            1,801              3.75                 -               -
2011                         6,129              20.78              536              4.67             1,096            5.48
2012                         5,441              14.99            9,158              3.67                 -               -
2013                         7,064              11.28              412              6.34               226           13.50
2014                           663              11.34            1,238              4.59               205            1.91
2015                         7,300              12.66            1,587              9.49               469            6.15
2016                         4,509              21.42            1,967              4.19                 -               -
2017                             -                -              1,286              3.89               115            2.23
2018                         3,842              12.00            2,519              3.77               860            9.33
2019                         1,833              11.00            3,417              4.48                 -               -
2020                         2,500              17.44            3,303              8.10                 -               -
2021                           427               2.56                -                -                  -               -
2022                             -                -                  -                -                  -               -
2023                             -                -                  -                -                  -               -
2024                             -                -                  -                -                821           17.57

WTG. AVG.                              $        14.39                      $        4.52                       $      8.22
                                       ==============                      =============                       ===========


(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                    12/31/03
                                    ($000's)



                                                                                       Percentage of
                                                           Total                          Total
                            Number of                    Annualized                    Annualized
Year                     Leases Expiring                  Rent (1)                         Rent
--------------------------------------------------------------------------------------------------------
2004                           2                  $        1,302                           0.9%
2005                           7                           8,074                           5.5
2006                          15                          14,510                          10.0
2007                           9                          16,546                          11.4
2008                           8                           7,704                           5.3
2009                          16                          19,435                          13.3
2010                           9                          12,369                           8.5
2011                           7                           8,343                           5.7
2012                          10                          13,258                           9.1
2013                           8                           7,389                           5.1
2014                           4                           2,073                           1.4
2015                           6                           8,427                           5.8
2016                           5                           5,976                           4.1
2017                           2                           1,316                           0.9
2018                           4                           6,940                           4.8
2019                           2                           5,140                           3.5
2020                           3                           5,564                           3.8
2021                           1                             596                           0.4
2022                           -                               -                            -
2023                           -                               -                            -
2024                           1                             632                           0.5
                 ---------------------------------------------------------------------------------------
Total                        119                  $      145,594                         100.0%
                 =======================================================================================


(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    12/31/03
                                    ($000's)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Current
                                               Debt            Interest                         Estimated Annual          Balloon
Property - Fixed Rate                         Balance            Rate              Maturity     Debt Service(h)           Payment
------------------------------------------------------------------------------------------------------------------------------------
Gainesville, GA (first)                   $         18            13.000%          01-01-04     $           18      $           --
Oxon Hill, MD                                       94             6.250           03-01-04                 95                  --
Bethesda, MD                                     1,445             9.250           05-01-06                669                  --
Warren, OH                                      21,172             7.000           10-01-07              6,160                  --
Bristol, PA                                      9,729             7.400           02-01-08                831               9,262
Boca Raton, FL(g)                               15,275             5.250           03-01-08                802              15,275
Decatur, GA                                      6,695             6.720           06-01-08                579               6,049
Phoenix, AZ                                     14,231             7.890           06-05-08              1,434              12,591
Palm Beach Gardens, FL                          11,341             7.010           06-15-08                970              10,418
Dubuque, IA                                      7,351             4.890           08-01-08                513               6,588
Canton, OH                                       3,325             7.150           08-11-08                313               2,936
Spartanburg, SC                                  2,762             7.150           08-11-08                260               2,438
Hebron, KY                                       5,340             7.000           10-23-08                451               4,935
Gainesville, GA (second)(f)                        902             7.500           01-01-09                200                  --
Ocala, FL                                       13,059             7.250           02-01-09              1,332              10,700
Canton, OH                                       1,578             9.490           02-28-09                388                  --
Baton Rouge, LA                                  1,898             7.375           03-01-09                208               1,478
Bristol, PA                                      6,053             7.250           04-01-09                571               5,228
Livonia, MI                                     11,026             7.800           04-01-09                992              10,236
Henderson, NC                                    4,414             7.390           05-01-09                417               3,854
Westland, MI                                     2,938            10.500           09-01-09                683                  --
Salt Lake City, UT                              13,409             7.610           10-01-09              2,901                  --
Richmond, VA                                    16,472             8.100           02-01-10              1,511              15,257
Hampton, VA                                      4,473             8.260           04-01-10                415               4,144
Hampton, VA                                      7,294             8.270           04-01-10                677               6,758
Tampa, FL                                        8,342             6.930           08-01-10                674               7,603
Tampa, FL                                        6,034             6.880           08-01-10                485               5,495
Herndon, VA                                     18,807             8.180           12-05-10              1,723              17,301
San Diego, CA                                    4,252             7.500           01-01-11                411               3,420
Tucson, AZ                                       2,444             7.500           01-01-11                226               2,076
Columbia, SC                                     3,419             7.540           01-01-11                317               2,905
Valley Forge, PA                                13,080             7.120           02-10-11              1,166              10,927
Glendale, AZ                                    14,777             7.400           04-01-11              1,258              13,365
Auburn Hills, MI                                 7,198             7.010           06-01-11                637               5,918
Plymouth, MI                                     4,787             7.960           07-01-11                463               3,949
Greenville, SC                                  13,886             4.415           01-01-12                841              11,806

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    12/31/03
                                    ($000's)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Current
                                               Debt            Interest                         Estimated Annual          Balloon
Property - Fixed Rate                         Balance            Rate              Maturity     Debt Service(h)           Payment
------------------------------------------------------------------------------------------------------------------------------------
New Kingston, PA                                  7,265             7.790             01-01-12              678              6,101
Mechanicsburg, PA                                 5,363             7.780             01-01-12              500              4,503
New Kingston, PA                                  3,462             7.780             01-01-12              323              2,906
Lake Forest, CA                                  10,832             7.260             02-01-12              901              9,708
Groveport, OH (c)                                 7,800             6.030             10-01-12              535              6,860
Plymouth, MI                                     12,776             6.220             12-10-12            1,026             10,026
Dallas, TX                                       21,348             7.490             12-31-12            2,020             16,030
Fort Mill, SC                                    11,523             6.000             01-01-13              839              9,904
Lancaster, CA (first)                            10,611             7.020             09-01-13              900              8,637
Lancaster, CA (second)                            8,903             5.920             09-01-13              642              7,518
Knoxville, TN (d)                                 5,295             5.950             09-01-13              381              4,496
Eau Claire, WI                                    2,220             8.000             07-01-14              313                 --
Franklin, NC                                      1,965             8.500             04-01-15              263                 --
Southborough, MA                                  2,132             7.500             09-01-15              275                 --
Danville, IL                                      6,623             9.000             01-01-16              692              4,578
Temple, TX                                        9,200             6.090             01-01-16              668              7,446
Bremerton, WA                                     6,800             6.090             04-01-16              494              5,465
Dillon, SC                                       12,111             7.900             12-01-16            1,263               5,273
Westmont, IL                                     16,170             6.210             03-01-18            1,292              9,662
                                      -----------------             -----                         -------------      -------------
                                      $         441,719             7.081%                        $      45,596      $     332,025
                                      -----------------            -------                        -------------      -------------

Property-Variable Rate
----------------------
Milpitas, CA (a) (b)                  $          15,666             4.140%            07-01-04        $   2,253       $     14,456
                                      -----------------             ------                            ---------       ------------





Corporate
---------
Credit Facility (e)                   $          94,000             2.640%             08-01-06       $   2,516       $      94,000
                                      ------------------            ------                        -------------     ---------------

Total                                 $         551,385             6.241%                              $50,365       $     440,481
                                      =================             ======                          ===========     ===============


_____________
(a) Floating rate debt, 30 day LIBOR plus 297 bps, option to extend maturity until 7/1/05 with spread of 350 bps and until 7/1/06 with spread of 400 bps.
(b) All property cash flows net of interest expense are used for principal amortization.
(c) Interest  only  through  April  2004,   and  $563  in  annual  debt  service
    thereafter.
(d) Interest only through May 2003, and $381 in annual debt service thereafter.
(e) Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.
(f) Mortgage is accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.
(g) Interest only through maturity.
(h) For mortgages with less than twelve months to maturity, amounts represent remaining payments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                    12/31/03
                                    ($000's)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Current
                                                                                                Estimated
                                             Debt             Interest                            Annual               Balloon
Joint Venture Property                     Balance              Rate            Maturity       Debt Service            Payment
------------------------------------------------------------------------------------------------------------------------------------
Florence, SC(3)                          $     9,395             7.500%         02-01-09      $       869           $         8,443
Columbia, SC(1)                               24,410             7.850          10-01-09            2,196                    22,586
Houston, TX(2)                                21,250             7.580          10-10-09            2,032                    18,229
Fishers, IN(2)                                15,073             8.190          04-01-10            1,499                    12,960
Herndon, VA(2)                                11,608             7.600          09-01-10            1,107                     9,769
Lake Mary, FL(2)                              13,213             7.880          10-01-10            1,181                    12,118
Lake Mary, FL(2)                              13,174             7.880          10-01-10            1,178                    12,082
Irving, TX(2)                                 26,553             8.160          10-01-10            2,432                    24,454
Parsippany, NJ(2)                             40,971             7.350          03-01-11            3,472                    37,047
Novato, CA(4)                                 22,806             5.750          07-01-11            1,600                    20,307
Winchester, VA(2)                             10,764             7.330          08-01-11              908                     9,675
Milford, OH(2)                                17,069             8.170          02-01-12            1,724                    12,686
Temperance, MI(2)                             11,824             6.000          09-01-12              936                     9,400
Laurens, SC(2)                                17,639             6.000          09-01-12            1,396                    14,022
Farmington Hills, MI(2)                       21,313             5.420          09-01-12            1,500                    17,724
Colorado Springs, CO(2)                       11,870             6.250          12-01-12              887                    10,272
Malvern, PA(4)                                13,400             5.530          01-01-14              916                    11,236
Durham, NH(2)                                 19,182             6.730          03-31-21            1,312                        --
                                      --------------             -----                       ------------

                                      $      321,514             7.091%                       $    27,145             $    263,010
                                      ==============             =====                        ===========              ===========


__________________________

1 The Company has a 40% economic interest in this property
2 The Company a 33 1/3% economic interest in this property
3 The Company has a 22.73% economic interest in this property 4 The Company has a 30% economic interest in this property

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                    12/31/03
                                    ($000's)



                                                       Consolidated properties
------------------------------------------------------------------------------------------------------------------------------

                                      Scheduled                        Balloon                      Balloon Weighted
                                     Amortization                    Payments(1)                  Average Interest Rate
                                     ------------                    --------                     ---------------------
2004                                  $    15,429                   $     14,456(2)                          4.140%
2005                                       15,521                         --                                 --
2006                                       16,303                         --                                 --
2007                                       17,238                         --                                 --
2008                                       11,469                         70,492(3)                          6.624
                                      -----------                    -----------                          --------
                                      $    75,960                    $    84,948                             6.201%
                                      ===========                    ===========                          ========



                                         Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------------------------

                                      Scheduled                        Balloon                      Balloon Weighted
                                     Amortization                      Payments                   Average Interest Rate
                                     ------------                      --------                   ---------------------
2004                                $       1,377                              -                              -
2005                                        1,505                              -                              -
2006                                        1,621                              -                              -
2007                                        1,755                              -                              -
2008                                        1,836                              -                              -
                                    -------------                     ----------                       --------
                                    $       8,094                              -                              -
                                    =============                     ==========                       ========


__________________________
(1) Excludes line of credit borrowings.
(2) Milpitas, CA property.
(3) Comprised of the following properties: Bristol, PA ($9,262), Boca Raton, FL ($15,275), Decatur, GA ($6,049), Phoenix, AZ ($12,591), Palm Beach Gardens, FL ($10,418), Dubuque, IA ($6,588), Canton, OH ($2,936), Spartanburg, SC ($2,438) and Hebron, KY ($4,935).

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                    12/31/03



          -----------------------------------------------------------------
                                                 Percentage of Historical
          Tenant Industry                          12 Months Rent (1)
          -----------------------------------------------------------------
          Finance/Insurance                                 11.0%
          Retail-Department/ Discount Store                  9.9
          Transportation/Logistics                           9.1
          Energy                                             7.6
          Healthcare                                         7.1
          Technology                                         6.6
          Telecommunications                                 6.4
          Retail-Specialty                                   5.6
          Aerospace/Defense                                  5.2
          Automotive                                         4.8
          Food                                               4.7
          Retail-Electronics                                 3.6
          Construction Materials                             3.6
          Media/Advertising                                  3.0
          Consumer Products                                  3.0
          Health/Fitness                                     2.4
          Printing/Production                                2.0
          Apparel                                            1.8
          Security                                           1.7
          Paper/Containers/Packaging                         0.9
                                                           -----
                                                           100.0%
                                                           ======


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                    12/31/03



                                                      Historical 12-Months Rent
Revenue by Property Type                                     ($000's)(1)                            Percentage
------------------------------------------------------------------------------------------------------------------------
Office                                                   $       74,674                                 57.6%
Industrial                                                       41,310                                 31.9
Retail                                                           13,672                                 10.5
                                                         --------------                             --------
                                                         $      129,656                                100.0%
                                                         ==============                             ========

Revenue by Credit Rating(2)
---------------------------
Investment Grade                                         $       52,008                                 40.1%
Non Investment Grade                                             29,084                                 22.4
Unrated                                                          48,564                                 37.5
                                                         --------------                             --------
                                                         $      129,656                                100.0%
                                                         ==============                             ========



                                                                                                       Percentage of
                                                                                                        Rent for 12
                                                    Number of                                             Months
Top 15 Tenants/Guarantors                          Properties       Property Type                    Ended 12/31/03(1)
------------------------------------------------------------------------------------------------------------------------

Kmart Corporation                                       1            Industrial                            6.9%
Northwest Pipeline Corp.                                1            Office                                6.8
Exel Logistics, Inc.(NFC plc)                           4            Industrial                            3.7
Honeywell, Inc.                                         4            Office                                3.3
Owens Corning                                           4            Industrial                            2.8
Circuit City Stores, Inc.                               4            Office(1)/Retail(3)                   2.7
VarTec Telecom, Inc.                                    1            Office                                2.7
Michaels Stores, Inc.                                   1            Industrial                            2.5
Bally Total Fitness Corp.                               5            Retail                                2.4
Aventis Pharmaceuticals, Inc.                           1            Office                                2.2
Blue Cross Blue Shield of South Carolina Inc.           1            Office                                2.1
Quest Diagnostics, Inc.                                 1            Office                                2.0
Artesyn North America, Inc. (Balfour Beatty PLC)        1            Office                                2.0
Nextel Finance Company                                  4            Office                                2.0
Wells Fargo Home Mortgage, Inc.                         1            Office                                2.0
                                                        -                                                 ----
                                                       34                                                 46.1%
                                                       ==                                                 =====


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(2) As of January 27, 2004.